SOFTWARE INSTALLATION AGREEMENT

                        (FOR MICROSOFT SOFTWARE PRODUCTS)

THIS SOFTWARE INSTALLATION AGREEMENT (this "SOFTWARE INSTALLATION AGREEMENT") is made as of November 1, 1999 ("Effective Date"), by and between:

HP:               HEWLETT-PACKARD COMPANY
                  3000 Hanover Street
                  Palo Alto, CA 94304-1112

and

COMPANY:          PINACOR, INC.
                  3001 South Priest Drive
                  Tempe, AZ 85282-2323

Please provide, on Exhibit D of this Agreement, all of the locations where Microsoft software installation will occur.

HP and Pinacor, Inc. hereby agree as follows:

1.      DEFINITIONS

1.1. "Customer Systems" shall mean the HP personal computer products as set forth in Appendix A.

1.2. "Contract Manufacturing Agreement" shall mean the 3rd Party Installer Agreement, to be executed between HP and Pinacor, Inc. under which Pinacor, Inc. performs on behalf of HP certain assembly activities with respect to the Customer Systems.

1.3.     "MS" or "Microsoft" shall mean Microsoft Corporation.

1.4. "MS Product" shall mean the Microsoft software products as set forth in Appendix B.

1.5. "Product" as used in the attached Appendix C shall have the same meaning as "MS Product" for the purposes of this Software Installation Agreement.

1.6. "Third Party Installer" or "COMPANY" shall mean Pinacor, Inc. as first defined above.

1.7. "APM" shall mean Associated Product Materials, consisting of a certificate of authenticity, an end user license agreement, a MS product registration card, and/or other materials reasonably designated by MS from time to time which HP may, or which Third Party Installer may if authorized in writing by Microsoft, acquire from an Authorized Replicator.

1.8. "Authorized Replicator " shall mean a third party approved by MS and HP from which Third Party Installer may acquire Product(s) reproduced in accordance with MS specifications.

1.9. "Product Deliverables" shall mean (i) Product software in object code form, if applicable; (ii) installation utilities and related documentation, if applicable; (iii) a single copy of Product end user documentation; (iv) one or more units of Product hardware, if applicable; and (v) any other deliverables identified in HP's License Agreement with Microsoft or otherwise identified by MS as Product Deliverables.

1.10. "EULA" shall mean MS' standard end user license agreement for the Product which shall consist of the applicable license and MS' standard warranty terms for the specific Product.

2.       SCOPE

2.1 MS Product License. HP has been granted a license to load, preinstall and distribute the MS Products pursuant to a certain license agreement between HP and Microsoft. HP has also agreed to the terms and conditions substantially as set forth in Appendix C with respect to HP's use of any third party installer for the MS Products.

2.2 Third Party Installer. In order for Pinacor, Inc. to be authorized as a Third Party Installer by HP and Microsoft, to load and pre-install the MS Product on Customer Systems under the Contract Manufacturing Agreement, Pinacor, Inc. hereby agrees to abide by the terms and conditions imposed by Microsoft as set forth in the attached Appendix C.

3.       OTHER PROVISIONS

3.1 Breach. A breach of any provision of this Software Installation Agreement, including all provisions incorporated by reference herein, shall constitute a material breach of the Contract Manufacturing Agreement between Pinacor, Inc. and HP.

3.2 Term. The term of this Software Installation Agreement shall commence on the Effective Date referenced herein and will automatically renew on an annual basis in conjunction with the U.S. Distributor or U.S. Direct Reseller Agreement between Hewlett-Packard Company and Pinacor, Inc..

3.3 Third Party Beneficiary. Microsoft shall be a third party beneficiary of this Software Installation Agreement and shall be entitled to enforce the terms of this Software Installation Agreement in the event HP fails to do so.

3.4 Limitation of Liability. Pinacor, Inc. agrees that IN NO EVENT, SHALL HP OR MS HAVE ANY LIABILITY TO Pinacor, Inc. FOR CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES ARISING FROM ANY CLAIM OR ACTION HEREUNDER, BASED ON CONTRACT, TORT OR OTHER LEGAL THEORY.

AGREED:

HEWLETT-PACKARD                                               Pinacor, Inc.

By:                                                           By:

Print Name:                                                   Print Name:

Title:                                                        Title:

HP/Pinacor, Inc. - MS SWINST.

                                   APPENDIX A

                                       to

                         Software Installation Agreement

                                CUSTOMER SYSTEMS

                                   HPPRODUCTS

AS OF: November 01, 1999:

Reference         Description

[LIST HP PRODUCTS] Product Families HP Brio PC's HP Vectra PC's HP Kayak Workstations

    The above HP Product list may change from time to time upon notice by HP.

                                   APPENDIX B

                                       to

                         Software Installation Agreement

                                   MSPRODUCTS

[LIST MS PRODUCTS]
MS Windows 95
MS Windows 98
MS Windows NT
MS Windows NT 4.0
MS Office 2000
MS Office 2000 Professional

    The above MS Product list may change from time to time upon notice by HP.

                                   APPENDIX C

                                       to

                         Software Installation Agreement

                         MS THIRD PARTY INSTALLER TERMS

1.  THIRD PARTY INSTALLER CONDITIONS

The conditions listed below apply to the Third Party Installer.

The Third Party Installer shall:

          (1) comply with Sections II(a), II(e), II(f) of HP's License Agreement with Microsoft, and Sections 2(b), 2(e), 2(f), 2(h), 6(c), 7(a), 11, 13, 14 and 17(a) of HP's Business Terms Document with Microsoft, as set forth below;

          (2) consent to venue and jurisdiction in the state and federal courts sitting in the State of Washington with respect to any action brought by MS to enforce its rights under the Installation Agreement;

          (3) provide access to Third Party Installer premises to audit for inspection team(s) sent on behalf of MS or HP, with reasonable notice, in order that such team, accompanied by HP if HP so desires, may perform an audit of the Third Party Installer's relevant books and records and/or an inspection of the Third Party Installer's relevant procedures to determine compliance with the terms of the Installation Agreement and the Agreement;

          (4) halt reproduction of the Product upon notice from HP or MS of the suspension, termination, or expiration of this Agreement;

          (5) distribute the Customer Systems with Preinstalled Product Software only to HP, HP Subsidiaries, HP resellers, HP distributors, and, upon MS's written approval to HP, end-user customers, on behalf of HP;

          (6) pay MS' or HP's attorneys' fees if, after reasonable efforts otherwise, HP or MS employs attorneys to enforce any rights arising out of the Installation Agreement and HP and/or MS are the prevailing party in connection with such enforcement;

          (7) report to HP or MS, upon HP or MS request and in the form provided by HP or MS, information concerning Products installed including, without limitation, the number of units of each Product installed and/or the number of packages inserted, and the number of units of Product packages in inventory; and

          (8) maintain the inventory of Product packages received from HP or the Authorized Replicator on behalf of HP, if any, separate from inventory of Product packages, if any, in the Third Party Installer's possession for other MS OEMs (including the Third Party Installer, if the Third Party Installer is an MS
OEM), in order to distinguish each Product package from Product packages of other MS OEMs. Authorized Replicator shall place HP's name on a conspicuous location on each Product package delivered to the Third Party Installer by or on behalf of HP.

II.  LICENSE GRANT OF HPS LICENSE AGREEMENT.

(a) Subject to limitations in this Agreement and Third Party Installer's compliance with all terms and conditions of this Agreement, HP grants to Third Party Installer a non-exclusive, limited license to:

(i) install one (1) copy of Product  software on a Customer  System hard disk or
ROM   ("Preinstalled   Product   Software")  in  accordance  with   instructions
accompanying the Product Deliverables; and

(ii) distribute with Customer System(s):

(A) one (1) copy of Preinstalled Product Software,

(B) one (1) copy of Product software on external media (i.e., diskette or CD-ROM) as acquired from Authorized Replicator, and

(C) one (1) copy of Product end user documentation as acquired from Authorized Replicator.

(e) (i) Unless otherwise provided in the Agreement, Third Party Installer's license to distribute the Product is limited to distribution only with those Customer System(s) and only inside the Customer System package.

 ....(ii) Third Party Installer shall comply with additional provisions, if any, identified by HP with respect to Product.

 ....  (iii)  Third  Party  Installer  may  supplement  but shall  not  modify or translate Product end user documentation. Third Party Installer shall not remove or modify the package contents of Product or APM.

(f)  (i)  Third  Party  Installer  shall  include  APM  with  Product   software
distributed on behalf of HP.

(ii) Third Party Installer must distribute one (1) copy of Product end user documentation as may be required by MS with and inside the package of each Customer System distributed with Product software and/or hardware.

2 PRODUCT TERMS OF HP'S BUSINESS TERMS DOCUMENT

(b) With respect to Supplements, ET may also grant to Third Party Installer one or more non-exclusive, limited additional rights, including without limitation, those set forth in a "Supplement Addendum" for such Supplement. If Third Party Installer decides to exercise any such additional rights granted for a particular Supplement, Third Party Installer agrees to fully comply with all of the terms and conditions of the applicable Supplement Addendum.

(e) Unless otherwise provided in the Agreement, Third Party Installer shall place Product packages inside Customer System packages and install Product software on the hard disk drive or ROM of a Customer System solely on Third Party Installer premises by Third Party Installer employees.

(f) Third Party Installer shell not reverse engineer, decompile or disassemble any Product except as permitted by applicable law without the possibility of contractual waiver. Except as necessary to install Preinstalled Product software, Third Party Installer may not reproduce Product or any part of Product Deliverables. Third Party Installer shall make no use of Product Deliverables except as described in the License Grant Section of the License Agreement.

(h)Third Party Installer agrees that it shall not distribute Product in encrypted form, except as otherwise specifically provided in this Agreement.

6. ADDITIONAL RESTRICTIONS.

(c) Where Third Party Installer distributes Preinstalled Product Software, Third Party Installer shall place a notice over either the Customer System power switch in the "off' position or the power inlet connector which informs the end user that turning on the Customer System indicates acceptance of the terms of the EULA. Third Party Installer may use alternative procedures previously approved in writing by HP, and/or other alternative procedures, subject to HP review and approval, provided that (i) the end user is required to take some affirmative action to use or install the Product software, such as breaking a seal, (ii) the end user is advised that taking such action indicates acceptance of the terms and conditions of the FULA; and (iii) the end user has the opportunity to read the EULA and the applicable warranty in its entirety before taking such action.

7. INTELLECTUAL PROPERTY NOTICES.

(a) Third Party Installer will not remove any copyright, trademark or patent notices that appear on the Product as delivered to Third Party Installer.

11. OBLIGATIONS UPON TERMINATION

(a) Within ten (10) days after termination or expiration of this Agreement, Third Party Installer shall deliver to HP, or at HP' direction, destroy, all units of Product for which a royalty has not been paid and all Product Deliverables. There shall be no refund or adjustment for amounts paid for Product(s) returned to HP in accordance with this Section 11 (a).

(b) Upon termination or expiration of this Agreement, all of Third Party Installer's license rights herein shall cease and Third Party Installer shall cease all distribution of Product. Sections 13 and 14 of this Agreement shall survive termination or expiration of this Agreement.

13. NONDISCLOSURE AGREEMENT.

COMPANY shall keep confidential: (a) installation utilities and related documentation included in the Product Deliverables; (b) other materials included in the Product Deliverables which are not made generally available to end users which HP labels as HP Confidential or Proprietary, if possible; (c) the terms and conditions of this Agreement; and (d) other non-public information and know-how disclosed to COMPANY by HP. As used in the preceding sentence "if possible" means that HP will use all reasonable efforts to identify in writing and/or mark with an appropriate legend or marking, any materials included in the Product Deliverables which HP considers confidential. Notwithstanding the above, for the purposes of this Agreement, any object code programs or other Product Deliverables that HP makes generally available to end users shall not be considered confidential. Further notwithstanding the above, COMPANY may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of COMPANY's business.

14.AUDITS AND INSPECTIONS.

(a) During the term of this Agreement and for three (3) years thereafter, Third Party Installer agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each Product licensed sufficient to substantiate the number of copies of Product and the number of Customer Systems distributed by or for Third Party Installer. Third Party Installer shall maintain on Third Party Installer premises such records for itself .

(b) In order to verify statements issued by Third Party Installer and Third Party Installer's compliance with the terms of this Agreement, HP may cause (i) an audit to be made of Third Party Installer's relevant books and records and/or
(ii) an inspection to be made of Third Party Installer's facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at Third Party Installer's facilities, with reasonable notice. Any audit shall be conducted by an independent certified public accountant selected by HP (other than on a contingent fee basis).

(c) Third Party Installer agrees to provide HP' designated audit or inspection team access to the relevant Third Party Installer's records and facilities.

(d) Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit Any such audit shall be paid for by HP or MS unless material discrepancies are disclosed. "Material" shall mean a discrepancy of five percent (5%) of reported Product shipments compared to actual Product shipments. If material discrepancies are disclosed, Third Party Installer agrees to pay HP or MS for the costs associated with the audit. In no event shall audits be made more frequently than semi-annually unless the immediately preceding audit disclosed a material discrepancy.

17.GENERAL.

(a) Third Party Installer agrees that it will not export or re-export Product to any country, person, entity orend user subject to U.S.A. export restrictions. Restricted countries currently include, but are not necessarily limited to, Cuba, the Federal Republic of Yugoslavia (Serbia and Montenegro, U.N. Protected Areas and areas of Republic of Bosnia and Herzegovina under the control of Bosnian Serb forces), Iran, Iraq, Libya, North Korea, and Syria. Third Party Installer warrants and represents that neither the U.S.A. Bureau of Export Administration nor any other federal agency has suspended, revoked or denied Third Party Installer's export privileges.

                                   APPENDIX D

                                       to

                         Software Installation Agreement

              Locations where Microsoft software will be installed

Location(s):

Name: _________________________________________________________________________
Address 1:_____________________________________________________________________
Address 2: ____________________________________________________________________
City: _____________________________________State: ____________zip: ____________
Telephone: (_____) ________ - ______________________

Name: _________________________________________________________________________
Address 1:_____________________________________________________________________
Address 2: ____________________________________________________________________
City: _____________________________________State: ____________zip: ____________
Telephone: (_____) ________ - ______________________

Name: _________________________________________________________________________
Address 1:_____________________________________________________________________
Address 2: ____________________________________________________________________
City: _____________________________________State: ____________zip: ____________
Telephone: (_____) ________ - ______________________

Name: _________________________________________________________________________
Address 1:_____________________________________________________________________
Address 2: ____________________________________________________________________
City: _____________________________________State: ____________zip: ____________
Telephone: (_____) ________ - ______________________

Name: _________________________________________________________________________
Address 1:_____________________________________________________________________
Address 2: ____________________________________________________________________
City: _____________________________________State: ____________zip: ____________
Telephone: (_____) ________ - ______________________

Name: _________________________________________________________________________
Address 1:_____________________________________________________________________
Address 2: ____________________________________________________________________
City: _____________________________________State: ____________zip: ____________
Telephone: (_____) ________ - ______________________

                                  EXHIBIT U37D

                        OMNIBOOKS PRODUCTS - DISTRIBUTORS

                                     SUMMARY

A.   Discount Schedule

                                    DISCOUNTS

                                        A

                                       20%

B. The capital letter referenced left of the Product number on the Product List indicates the applicable Discount column A above.

C. Products purchased under this Exhibit shall be included in determining whether the volume level under Exhibit U20D to the Distributor's Agreement with HP has been satisfied.

D.   Sourcing Restrictions

     Products on this Exhibit may be sourced from HP or any HP Authorized Distributor. Please refer to the HP Product Categories document for more information.

E.   Selling Restrictions

     Selling Restrictions are described in HP Product Categories document.

F.   Program Matrix

        ----------------------------------------------------------------------
           CAT.        QD        MO           PP          SA          DR
        ----------------------------------------------------------------------
            O2               o            o                (a)     o
        ----------------------------------------------------------------------

QD: Qualified Distribution

o Products are designated as "Qualified Distribution Products". The Reseller must have submitted the appropriate Qualified Distribution Application and received approval to order such products.

MO: Minimum Order

o Minimum Order, release and ship to volume is $1,000.

PP: Price Protection

o HP's standard Price Protection policy applies; please refer to the HP Operations Policy Manual for additional information.

SA: Stock Adjustment

(a) Products must be returned from, Distributor within thirty (30) days of original shipment by HP. Eligible Products returned for stock adjustment may not exceed fifteen percent (15%) of the previous quarters net dollars of invoiced shipments. Restocking charges will apply to returns in any one
     (1) quarter exceeding five percent (5%) of shipments. Such Products are eligible for stock adjustment restocking charges of three percent (3%) of list price value of the returned Products.

DR: Defective Return

o Eligible defective and customer satisfaction returns may not exceed three percent (3%) of the net dollars of invoiced shipments during the previous quarter. (Except that if the total number of defective units exceeds the returns cap percentage, HP shall honor the Product warranty for those units.) Please refer to the HP Operations Policy Manual for additional information.

The HP Products on the Exhibit are U.S. versions only.

                                  EXHIBIT U74A

                           OMNIBOOK TOPVALUE PRODUCTS

                                  DISTRIBUTORS

A. Discount Schedule

                                    DISCOUNT

                                        A

                                       20%

B. The capital letter referenced left of the Product number on the Product List indicates the applicable Discount column A above.

C. Products purchased under this Exhibit will be included in determining whether the volume level under Product Exhibit U20D to the Distributor's Agreement with HP has been satisfied.

D.   Sourcing Restrictions

     Products on this Exhibit may be sourced from HP or any HP Authorized Distributor. Please refer to the HP Product Categories document for more information.

E.   Selling Restrictions

     Selling Restrictions are described in HP Product Categories document.

F.   Program Matrix

        ----------------------------------------------------------------------
           CAT.        QD        MO           PP          SA          DR
        ----------------------------------------------------------------------
            O3               o                (a)         (a)     o
        ----------------------------------------------------------------------


QD: Qualified Distribution

o    Products are  designated as "Qualified  Distribution  Products"  (QD).  The
     Reseller  must  have  submitted  the  appropriate  Qualified   Distribution
     Application and received approval to order such products.

MO: Minimum Order

o Minimum Order, release, and ship to volume is $1,000.

PP: Price Protection

(a) Price Protection will be calculated based on fourteen (14) days' inventory; please refer to the U.S. Personal Computing TopValue Program Distributor Addendum for additional information.

SA: Stock Adjustment

(a)  Products are not eligible for Stock Adjustment.

DR: Defective Return

o Eligible defective and customer satisfaction returns may not exceed three percent (3%) of the net dollars of TopValue invoiced shipments during the previous quarter. (Except that if the total number of defective units exceeds the returns cap percentage, HP shall honor the Product warranty for those units.) Please refer to the U.S. Personal Computing TopValue Program Distributor Addendum for additional information.

The HP Products on the Exhibit are U.S. versions only.

Page I of 1